                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

 Date of Report (Date of Earliest Event Reported): DECEMBER 15, 2005
                              (DECEMBER 13, 2005)

                         NORTH FORK BANCORPORATION, INC.
            --------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


        Delaware                       1-10458                   36-3154608
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(State or Other Jurisdiction    (Commission File Number)      (I.R.S. Employer
     of Incorporation)                                       Identification No.)


                  275 Broadhollow Road Melville, New York 11747
            --------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


       (Registrant's Telephone Number, Including Area Code) (631) 844-1004


                                 Not Applicable
    ------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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ITEM 8.01 - OTHER EVENTS

         At its regular meeting on Tuesday, December 13, 2005, John Adam Kanas, Chairman, President and CEO advised North Fork's Board of Directors that he would be comfortable with the Board's establishing his 2006 salary at a level approximately $1 million below his 2005 level of $2 million. Separately, the Board of Directors of North Fork approved the formation of a special fund, the North Fork Bank Family Fund, under the direction and oversight of the bank. The Fund will assist company employees who may encounter sudden and unexpected financial hardship. The Fund will be authorized to dispense financial assistance to remedy either individualized or widespread hardship. The Fund may take the form of a charitable foundation organized under the Internal Revenue Code. The Board elected to contribute at least $1 million to the fund as its initial contribution. It is possible that individuals or businesses outside the North Fork organization also will be permitted to contribute to the Fund in the future. Mr. Kanas stated that management actively supported the formation of the Fund and would encourage other organizations and affluent individuals in its community to contribute to the extent that the Fund may acquire the authority to accept contributions from outside parties. North Fork's executive officers and directors will not be eligible for awards under the Fund.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                NORTH FORK BANCORPORATION, INC.

Date:  December 15, 2005

                                                By: /s/ Daniel M. Healy
                                                    ---------------------------
                                                    Daniel M. Healy
                                                    Executive Vice President and
                                                       Chief Financial Officer








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